UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 30, 2019

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
United States Steel Corporation Common Stock	X	New York Stock Exchange and Chicago Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2019, at the Annual Meeting of Stockholders of United States Steel Corporation (the “Corporation”), John V. Faraci was elected as a member of the Board of Directors (the “Board”). Following his election, the Board appointed Mr. Faraci to serve on the Audit and Compensation & Organization committees of the Board.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Corporation was held on April 30, 2019. The following matters were acted upon:

1.	ELECTION OF DIRECTORS

David B. Burritt, Patricia Diaz Dennis, Dan O. Dinges, John J. Engel, John V. Faraci, Murry S. Gerber, Stephen J. Girsky, Paul A. Mascarenas, Eugene B. Sperling, David S. Sutherland and Patricia A. Tracey were elected as directors, to serve an annual term expiring at the 2020 annual meeting of stockholders, by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
David B. Burritt	86,750,056	3,446,102	453,664	49,074,932
Patricia Diaz Dennis	87,106,660	2,936,895	606,267	49,074,932
Dan O. Dinges	87,341,250	2,758,972	549,600	49,074,932
John J. Engel	87,030,201	3,068,532	551,089	49,074,932
John V. Faraci	86,817,601	3,200,810	631,411	49,074,932
Murry S. Gerber	87,169,100	2,773,530	707,192	49,074,932
Stephen J. Girsky	87,122,056	2,884,873	642,893	49,074,932
Paul A. Mascarenas	87,129,163	2,855,912	664,747	49,074,932
Eugene B. Sperling	87,093,014	3,014,425	542,383	49,074,932
David S. Sutherland	86,672,678	3,402,260	574,884	49,074,932
Patricia A. Tracey	86,591,051	3,452,486	606,285	49,074,932

2.	ADVISORY VOTE ON EXECUTIVE COMPENSATION

The results of the non-binding advisory vote to approve the compensation of certain executive officers of the Corporation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
84,774,601	4,686,167	1,189,054	49,074,932

3.	RATIFICIATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation for 2019 was ratified by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
133,449,594	4,945,962	1,329,198	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By: /s/ Kimberly D. Fast
Name: Kimberly D. Fast
Title: Acting Controller

Dated: May 3, 2019